UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2015

BLOOMIN’ BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (813) 282-1225

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2015, the Board of Directors of Bloomin’ Brands, Inc. (the “Company”) appointed David J. Deno, the Company’s Executive Vice President and Chief Financial and Administrative Officer, as the Company’s principal accounting officer, effective upon the departure of Amanda L. Shaw, the Company’s Senior Vice President, Chief Accounting Officer and International Finance, who is leaving the Company effective October 30, 2015, to pursue other interests.

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K regarding Mr. Deno, as previously reported in the Company’s Schedule 14A, as filed with the Securities and Exchange Commission on March 9, 2015, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: October 23, 2015	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer